UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report

August 10, 2017

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, ERBA Diagnostics, Inc. (the “Company”), has a secured, revolving credit facility of up to $5,000,000 with Citibank, N.A. (“Citibank”), pursuant to those certain Business Loan Agreement and amended and restated Promissory Note (the “Old Note”). As previously reported, the maturity date of the Old Note was July 30, 2017.

On August 10, 2017, the Company entered into an amended and restated Promissory Note (the “New Note”) with Citibank, such that the maturity date of such credit facility has been extended from July 30, 2017 to January 31, 2018, subject to compliance with the terms of the credit facility. The credit facility contains covenants which include financial covenants and the requirement to deliver financial statements. Other than the extension in the maturity date of the credit facility, the terms and conditions of the credit facility remain the same. All other agreements associated with the credit facility remain unchanged and outstanding.

The foregoing description of the New Note is only a summary and is qualified in its entirety by reference to the full text of the New Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1 –	Amended and Restated Promissory Note, executed on August 10, 2017, made by ERBA Diagnostics, Inc. in favor of Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: August 14, 2017	By:	/s/ David Barka
David Barka
Interim Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Amended and Restated Promissory Note, executed on August 10, 2017 made by ERBA Diagnostics, Inc. in favor of Citibank, N.A.